SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2004
                                 (July 16, 2004)

                         AMERICAN RETIREMENT CORPORATION
             (Exact name of registrant as specified in its charter)


          Tennessee                  01-13031                  62-1674303
  (State of Incorporation)      (Commission File No.)       (IRS Employer
                                                         Identification No.)



        111 Westwood Place, Suite 200
             Brentwood, Tennessee                              37027
   (Address of Principal Executive Office)                   (Zip code)




       Registrant's telephone number, including area code: (615) 221-2250





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Item 9. Regulation FD Disclosure.

On July 16, 2004, American Retirement Corporation issued a press release announcing the refinancing of its remaining mezzanine debt. A copy of the press release is furnished herewith as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN RETIREMENT CORPORATION

Date:  July 16, 2004        By:   /s/ Bryan D. Richardson
                                  --------------------------------
                            Name: Bryan D. Richardson
                           Title: Executive Vice President and Chief
                                  Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

                  No.                       Exhibit
                  ---                       -------

                  99.1                      Press Release dated July 16, 2004


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